Acquisitions and Divestiture	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions and Divestiture
Acquisitions and Divestiture

White Wolf Acquisition

In December 2017, the Company acquired mineral rights and other associated assets and interests in the Southern Delaware Basin (the “White Wolf Acquisition”) for approximately $116.6 million, subject to customary purchase price adjustments, pursuant to a Purchase and Sale Agreement (the “PSA”) from certain sellers named therein (the “Sellers”). Subject to certain conditions under the PSA, until March 8, 2018, Rosehill Operating had the option to acquire additional oil and natural gas leases located within a certain designated area in the Delaware Basin (the “Designated Area”) from the Sellers. The option to purchase Additional Interest in the Designated Area expired on March 8, 2018 with the Company not acquiring any additional acreage. The Company incurred transaction fees of $2.9 million in connection with the White Wolf Acquisition, which were capitalized.

In addition to acquiring mineral rights, some of the leases contained producing wells and their associated personal property such as tank batteries and pumping units, which were holding those particular leases. The Company acquired the asset retirement obligation for those producing wells and associated personal property which totaled $1.6 million as of December 31, 2017. Total consideration paid in connection with the White Wolf Acquisition was $121.1 million. The Company accounted for the White Wolf Acquisition as an asset acquisition. The total consideration was recorded to unproved oil and natural gas properties and the liability acquired was recorded to asset retirement obligation based on relative fair value.

As of December 31, 2017, $4.0 million of the White Wolf Acquisition purchase price was in an escrow account. The PSA required that $4.0 million be placed in an escrow account to provide a non-exclusive source of funds to satisfy any liabilities incurred or sustained by the Company arising from any claims that the Sellers have indemnity obligations under the terms of the PSA. The funds were required to be escrowed until March 8, 2018, at which time any unused cash in the escrow account would be remitted to the Sellers. The Company did not use any of the escrowed funds and the full amount was released to the Seller in March 2018.

Other Acquisitions

In the second quarter of 2017, Rosehill Operating completed the purchase of additional working interests in various operated wells and leasehold interests in Loving County, Texas, from unaffiliated individuals and entities for total consideration of $6.5 million, which approximates fair value. The effective date of the purchase of the working interests was May 1, 2017. The acquisition was accounted for as a business acquisition. The difference between the historical results of operations and the unaudited pro forma results of operations was determined to be de minimus and therefore not provided.

Barnett Shale Divestiture

On November 2, 2017, the Company consummated the sale of Barnett Shale assets for a purchase price of approximately $7.1 million. After customary purchase price adjustments, the net purchase price was approximately $6.5 million, which resulted in gain on sale of $5.3 million. The divestiture of the Barnett Shale assets did not represent a strategic shift with a major effect on the Company's operations and financial results, therefore, was not reported as a discontinued operation.